UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2007

LAUREATE EDUCATION, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-22844	52-1492296
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 Fleet Street, Baltimore, Maryland 21202

(Address of principal executive offices)         (ZIP Code)

Registrant’s telephone number, including area code: (410) 843-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4  —  Matters Related to Accountants and Financial Statements

Item 4.01.                            Change in Registrant’s Certifying Accountant.

On March 12, 2007, the Audit Committee, with the unanimous resolution of the Board of Directors of Laureate Education Inc. (the “Company”), appointed PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm (“auditors”) for the fiscal year ending December 31, 2007 and replaced Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm.

The reports of E&Y on the Company’s consolidated financial statements for the fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified as to uncertainty, audit scope, or accounting principles or modified as to uncertainty or audit scope. The 2005 report was modified to include an explanatory paragraph relating to the restatement of the Company’s balance sheet as of December 31, 2004 and the related statements of changes in stockholders’ equity for the years ended December 31, 2004 and 2003. The 2006 report was modified to include explanatory paragraphs regarding the adoption of Statement of Financial Accounting Standards No. 123(R) and a change in the Company’s method of revenue recognition.

During the two most recent fiscal years and through March 12, 2007, there have been no disagreements between the Company and E&Y on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference thereto in their reports on the financial statements for such years.

The Company’s management concluded that as of both December 31, 2006 and December 31, 2005 the Company did not maintain effective internal control over financial reporting related to the Company’s accounting for income taxes and that this control deficiency resulted in a material weakness.  The Audit Committee of the Board of Directors of the Company discussed the material weaknesses with E&Y, and the Company has authorized E&Y to respond fully to the inquiries of a successor auditor concerning the subject matter of the material weaknesses.

Except for the material weaknesses described above, during the two most recent fiscal years ended December 31, 2006 and 2005 and through March 12, 2007, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the Company’s two most recent fiscal years and through the date hereof, the Company did not consult with PWC regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company provided E&Y with a copy of this disclosure and requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of E&Y’s letter, dated March 16, 2007, is filed as exhibit 16.01 to this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

(d)                                 Exhibits

16.01       Letter from Ernst & Young LLP dated March 16, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Rosemarie Mecca
Name:	Rosemarie Mecca
Title:	Executive Vice President and
Chief Financial Officer

Date:  March 19, 2007

Exhibit Index

Exhibit	Description

16.01	Letter from Ernst & Young LLP dated March 16, 2007